Shareholder Letter Q2 2023 JO B Y A V IA T IO N A U G U S T 2 , 20 23 JO B YA V IA T IO N .C O M

AT A GLANCE Production Launched Joby’s first production prototype rolled off the line and has begun flight testing All Certification Plans Submitted More than two-thirds of Certification Plans already accepted by FAA Balance Sheet Further Strengthened Joby further strengthened its balance sheet with new funding of $280 million from investments by Baillie Gifford and SK Telecom STRONG FINANCIAL FOUNDATION At the end of the second quarter of 2023, we had $1.2 billion in cash and short-term investments. Net cash used in operating activities and purchase of property plant and equipment totaled $77 million in the second quarter. NET LOSS Net loss of $286 million reflected the loss on the revaluation of derivative liabilities of $181 million and operating expenses of $116 million, partly offset by interest and other income of $11 million. Operating expenses primarily reflected our continued progress certifying the aircraft and early manufacturing operations. ADJUSTED EBITDA Adjusted EBITDA loss of $83 million largely reflected our operating expenses excluding depreciation, amortization and stock-based compensation. Q2 2023 Highlights Joby AviationQ2 2023 Shareholder Letter August 2, 2023 2

WE TOOK A MAJOR STEP on our journey to scaled production with the rollout, and subsequent first flight, of our production prototype aircraft. While we have been flying full size aircraft since 2017 — and have now flown more than 30,000 miles with pre-production prototypes — this aircraft has been manufactured in accordance with a released design and built according to a complete implementation of a quality management system, marking an important step on the path to achieving the FAA type certification required to begin commercial passenger operations. The aircraft is expected to become the first-ever eVTOL delivered to a customer when it moves to Edwards Air Force Base in early 2024 to be operated by Joby as part of our Agility Prime contract with the U.S. Air Force, worth up to $131 million. The next aircraft is now making its way along the production line and parts are in production for the aircraft after that. “We’re proud to have launched production in our home state of California. I’m incredibly grateful to the Joby team for their commitment to ensuring Joby remains a clear leader in this new sector and to Toyota for sharing their knowledge and experience with us over many years. Their support has been indispensable in helping us reach this point.” JoeBen Bevirt, founder and CEO, Joby Aviation Production Launched Joby AviationQ2 2023 Shareholder Letter August 2, 2023 3

All Certification Plans Submitted

WE HAVE NOW SUBMITTED ALL of our Certification Plans to the FAA, and have two-thirds of those plans already accepted, marking an important step toward the completion of stage three of the type certification process. Our stage three submissions include thirteen Area-Specific Certification Plans (ASCPs), covering both hardware and software aspects of every system onboard, as well as Certification Plans covering areas such as aircraft cybersecurity and systems safety.

Our team is now focused on the fourth stage of the process, where we use the basis agreed to in stage three to write, and then execute, test plans that demonstrate our compliance with safety regulations. These tests cover every individual part, subsystem and system in the aircraft and our team dry-runs each test to confirm we are prepared to execute them successfully for credit with the FAA.

We welcomed the publication of the FAA's AAM Roadmap in July, which outlines a clear path to initial commercial operations in 2025 and demonstrates the U.S. government's continued commitment to adopting aerial ride-sharing in this timeframe.

DATA AS OF JULY 25, 2023



STAGE 1
Certification Basis
JOBY
100%
FAA
100%
STAGE 2
Means of Compliance
97%
97%
STAGE 3
Certification Plans
98%
68%
STAGE 4
Testing & Analysis
15%
5%
STAGE 5
Show & Verify
1%
0%

Percentage completion may fluctuate mildly through the course of certification as documents are edited and resubmitted. It is typical for a small portion of the Means of Compliance to remain open in order to address minor design changes and improvements that may occur later in the process. We therefore consider the second stage essentially complete.

Q2 2023 Shareholder Letter August 2, 2023 Joby Aviation 4

Joby in Focus: Vertical Performance





During our Production Launch event, we released key performance attributes of our production aircraft, focusing particularly on the motors and battery packs we have designed in-house.

MOTORS

Our aircraft delivers nearly twice the power of a Tesla Model S Plaid — the most powerful production Tesla available — despite being lighter than the car. This power is delivered by best-in-class motors, designed in-house, that offer 236 kilowatts of peak power at a weight of just 28 kgs for the dual-wound motor and inverter, combined.

The way in which that power gets delivered is also innovative: we've designed motors that are incredibly torque-dense, allowing us to spin the propellers slowly and maintain a low noise profile while continuing to generate the thrust required for flight.

Instead of using a gearbox containing many gears, bearings and seals to deliver this torque — which would require constant inspection and upkeep — we designed the Joby Direct Drive architecture. This delivers all the power and torque we need with only one moving part: a single bearing.

BATTERY CELLS

Our in-house designed battery packs deliver a remarkable 235 Wh/kg at the pack level, using pouch cells from the automotive supply chain that deliver 288 Wh/kg of specific energy and more than 10,000 representative cycles on the bench.

Our packs integrate everything from battery management electronics to lightweight, durable casing, and we expect them to allow us to recharge in less time than it takes to deplane and load new passengers in 95% of all trips made today in our initial target markets of New York and Los Angeles.

Q2 2023 Shareholder Letter August 2, 2023 Joby Aviation 5

Wide-Ranging Support


Joby



GOVERNOR GAVIN NEWSOM

California Governor Gavin Newsom visited Joby ahead of our Production Launch to meet with Joby team members and celebrate the launch of production in Marina, CA. We continue to grow our footprint in California and were grateful to see the California Senate pass SB800 this quarter, which will consider opportunities to accelerate the adoption of electric aviation.

SK TELECOM

SK Telecom made an equity investment of $100 million in Joby during the quarter as part of an expanded partnership between the two companies. The investment paves the way for Joby to participate alongside SK Telecom in Korea's "K-UAM Grand Challenge" and builds on a relationship that was first established in February 2022.

BAILLIE GIFFORD

In May, we received an investment of $180 million led by Baillie Gifford. This follows earlier investments by the firm, who are known for their long-term investment horizon and track record of investing early in high-impact technology companies.

TOYOTA

Recognizing the key role Toyota has played in supporting the design of Joby's Pilot Production Line, as well as their support for the production and assembly of the Joby aircraft, we were honored to welcome Tetsuo "Ted" Ogawa, President and Chief Executive Officer of Toyota Motor North America, to celebrate the launch of production. Ogawa joined Joby's Board of Directors on July 1, 2023.

PRESIDENT BIDEN'S AAM INTERAGENCY WORKING GROUP

We recently hosted more than 70 representatives from President Biden's AAM Interagency Working Group to our California facilities to hear about the Joby aircraft and witness a flight test. The guests, representing the White House, DOT, FAA, NASA and a wide range of other government departments and agencies, demonstrated the wide ranging support for the integration of Advanced Air Mobility at the federal level.

Q2 2023 Shareholder Letter August 2, 2023 Joby Aviation 6

Second Quarter 2023 Financial Summary IN THE SECOND QUARTER OF 2023, our net loss of $286.1 million reflected negative other income of $170.1 million and operating expenses to support continued growth, totaling $116.0 million. Operat- ing expenses for the quarter included stock-based compensation of $25.2 million and depreciation and amortization of $7.5 million. The negative other income largely reflected the loss on the revaluation of derivative liabilities of $180.7 million partially offset by interest and other income of $10.7 million. The revaluation of deriv- ative liabilities reflected the impact of the share price increase over the course of the quarter on the value of our warrants and earn-out shares. The net loss in the second quarter of 2023 was $236.5 million higher when compared with the sec- ond quarter of 2022. The higher net loss compared with 2022 primarily reflected a decrease in other income of $219.9 million and an increase in operat- ing expenses of $16.6 million. The reduction in other income primarily reflected the loss on the revaluation of derivative liabilities in the second quarter of 2023, compared with a gain in the prior year. Compared with the first quarter of 2023, our second quarter net loss was $172.7 million higher. Other in- come was $156.4 million lower than in the prior quarter reflecting a higher loss on the revaluation of derivative liabilities in the second quarter of 2023 compared with the prior quarter. Operating expenses in the second quarter of 2023 were $16.3 million higher than in the first quarter reflecting higher staffing and expenses to support certification and manufacturing and higher stock-based compensation expenses. Adjusted EBITDA in the second quarter of 2023 was a loss of $83.3 million, primarily reflecting employee costs associated with the development, certification and man- ufacturing of the aircraft. Adjusted EBITDA loss was $9.2 million higher than in the second quarter of 2022 and $7.9 million higher than in the prior quarter. Adjusted EBITDA is a non-GAAP metric that excludes the loss from the revaluation of our derivative liabilities, stock-based compensation expense, depreciation and amortization, interest income and expense, income from equity-meth- od investments, and other non-operating costs. Please see the section titled “Non-GAAP Financial Measures” for a reconciliation of Net Income to Adjusted EBITDA. Our balance sheet was further strengthened in the second quarter by the investment led by Baillie Gifford totaling $180 million in May and the investment from SK Telecom totaling $100 million in June. We ended the second quarter of 2023 with $1.2 billion in cash, cash equivalents, and investments in marketable securities. Net cash used in operating activities and purchases of property and equipment totaled $77.1 million in the second quarter of 2023. Joby AviationQ2 2023 Shareholder Letter August 2, 2023 7

Condensed Statement of Operations JOBY AVIATION, INC. AND SUBSIDIARIES Unaudited (in thousands, except share and per share data) 2023 2022 2023 2022 OPERATING EXPENSES: Research and development 88,849 74,205 164,367 146,276 Selling, general and administrative 27,120 25,177 51,318 47,449 Total operating expenses 115,969 99,382 215,685 193,725 Loss from operations (115,969) (99,382) (215,685) (193,725) Interest and other income, net 10,683 2,554 19,083 3,311 Income from equity method investment — 4,581 — 19,039 Gain (Loss) from change in fair value of warrants and earnout shares (180,737) 42,698 (202,780) 59,512 Total other income (loss), net (170,054) 49,833 (183,697) 81,862 Loss before income taxes (286,023) (49,549) (399,382) (111,863) Income tax expense 56 25 90 30 Net loss (286,079) (49,574) (399,472) (111,893) Net loss per share, basic and diluted (0.45) (0.09) (0.64) (0.19) Weighted-average common shares outstanding, basic and diluted 636,679,165 581,265,924 621,018,919 580,184,274 Three months ended June 30 Six months ended June 30 $ $ $ $ $ $ $ $ $ $ $ $ Joby AviationQ2 2023 Shareholder Letter August 2, 2023 8

Condensed Balance Sheets JOBY AVIATION, INC. AND SUBSIDIARIES Unaudited (in thousands) JUNE 30, 2023 DECEMBER 31, 2022 ASSETS Current assets: Cash and cash equivalents 382,673 146,101 Short-term investments 812,093 910,692 Total cash, cash equivalents and short-term investments 1,194,766 1,056,793 Restricted cash — 3,204 Other receivables 9,638 4,021 Prepaid expenses and other current assets 20,347 20,160 Total current assets 1,224,751 1,084,178 Property and equipment, net 92,959 92,103 Operating lease right-of-use assets 23,563 25,149 Restricted cash 762 762 Intangible assets 9,562 12,581 Goodwill 14,011 14,011 Other non-current assets 61,094 64,200 Total assets 1,426,702 1,292,984 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable 4,056 7,710 Operating lease liabilities, current portion 3,811 3,710 Accrued and other current liabilities 36,226 18,783 Total current liabilities 44,093 30,203 Operating lease liabilities, net of current portion 21,990 23,613 Warrant liability 113,774 28,783 Earnout shares liability 161,248 44,055 Other non-current liabilities 1,045 1,589 Total liabilities 342,150 128,243 Stockholders’ equity: Preferred stock — — Common stock 67 61 Additional paid-in capital 2,223,049 1,908,179 Accumulated deficit (1,134,125) (734,653) Accumulated other comprehensive loss (4,439) (8,846) Total stockholders’ equity 1,084,552 1,164,741 Total liabilities and stockholders’ equity 1,426,702 1,292,984 $ $ $ $ $ $ $ $ Joby AviationQ2 2023 Shareholder Letter August 2, 2023 9

Condensed Statement of Cash Flows JOBY AVIATION, INC. AND SUBSIDIARIES Unaudited (in thousands) 2023 2022 CASH FLOWS FROM OPERATING ACTIVITIES Net loss (399,472) (111,893) Reconciliation of net loss to net cash used in operating activities: Depreciation and amortization expense 14,525 11,073 Stock-based compensation expense 42,480 38,862 Loss (Gain) from change in the fair value of warrants and earnout shares 202,780 (59,512) Income from equity method investment — (19,039) Net accretion and amortization of investments in marketable debt securities (9,690) 86 Changes in operating assets and liabilities Other receivables and prepaid expenses and other current assets (5,929) 512 Other non-current assets 4,480 22,336 Accounts payable and accrued and other liabilities 2,137 3,064 Non-current liabilities (1,623) — Net cash used in operating activities (150,312) (114,511) CASH FLOWS FROM INVESTING ACTIVITIES Purchase of marketable securities (281,019) (867,257) Proceeds from sales and maturities of marketable securities 393,956 365,155 Purchases of property and equipment (14,140) (19,032) Acquisitions, net of cash — (5,707) Net cash provided by (used in) investing activities 98,797 (526,841) CASH FLOWS FROM FINANCING ACTIVITIES Proceeds from issuance of common stock in private placement 280,196 — Proceeds from issuance of common stock under the Employee Stock Purchase Plan 3,801 — Proceeds from the exercise of stock options and warrants issuance 1,346 659 Repayments of tenant improvement loan and obligations under finance lease (460) (577) Net cash provided by financing activities 284,883 82 Net change in cash, cash equivalents and restricted cash 233,368 (641,270) Cash, cash equivalents and restricted cash, at the beginning of the period 150,067 956,325 Cash, cash equivalents and restricted cash, at the end of the period 383,435 315,055 RECONCILIATION OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH TO CONDENSED CONSOLIDATED BALANCE SHEETS Cash and cash equivalents 382,673 311,089 Restricted cash 762 3,966 Cash, cash equivalents and restricted cash 383,435 315,055 Non-cash investing and financing activities Unpaid property and equipment purchases 1,171 236 Property and equipment purchased through finance leases — 252 $ $ $ $ $ $ $ $ Joby AviationQ2 2023 Shareholder Letter August 2, 2023 10 Six months ended June 30

Non-GAAP Financial Measures ADJUSTED EBITDA IS a non-GAAP measure of operating performance that is included to communicate the financial performance of activities associated with core operations that support the development, manufacturing and com- mercialization of the Joby aircraft. Adjusted EBITDA is de- fined as net income (loss) before interest income, interest expense, income tax expense (benefit), depreciation and amortization expense, stock-based compensation ex- pense, income from equity-method investments unrelated to core operations, impact from revaluation of non-operat- ing derivative liabilities, and other income or costs which are not directly related to ongoing core operations. We believe Adjusted EBITDA, when read in conjunction with our GAAP financials, provides investors and management with a useful measure for the evaluation of our operating results and a basis for comparing our core, ongoing op- erations from period to period. Because Adjusted EBITDA is not a measure of performance or liquidity calculated in accordance with GAAP, it should not be considered more meaningful than or as a substitute for net income (loss) as an indicator of our operating performance. Adjusted EBITDA may not be directly comparable to similarly titled measures provided by other companies due to potential differences in methods of calculation. From time to time, we may modify the nature of the adjustments we make to arrive at Adjusted EBITDA. A reconciliation of Adjusted EBITDA to net income is as follows: JOBY AVIATION, INC. AND SUBSIDIARIES Unaudited (in thousands) 2023 2022 2023 2022 Net loss (286,079) (49,574) (399,472) (111,893) Income tax expense 56 25 90 30 Loss before income taxes (286,023) (49,549) (399,382) (111,863) Interest and other income, net (10,683) (2,554) (19,083) (3,311) Income from equity method investment — (4,581) — (19,039) Loss (Gain) from change in the fair value of warrants and earnout shares 180,737 (42,698) 202,780 (59,512) Loss from operations (115,969) (99,382) (215,685) (193,725) Stock-based compensation expense 25,222 19,433 42,480 38,862 Depreciation and amortization expense 7,458 5,861 14,525 11,073 Adjusted EBITDA (83,289) (74,088) (158,680) (143,790) Three months ended June 30 Six months ended June 30 $ $$ $ $ $$ $ Joby AviationQ2 2023 Shareholder Letter August 2, 2023 11

Upcoming Events Today’s Webcast Details Q2 2023 FINANCIAL RESULTS WEBCAST The Company will host a webcast and conference call at 5:00pm ET (2:00pm PT) on Wednesday, August, 2, 2023. The webcast will be publicly available in the Financial Results section of the company’s investor website: ir.jobyaviation.com. BofA 2023 SMID CAP CONFERENCE August 8, 2023 CANACCORD GENUITY 43RD ANNUAL GROWTH CONFERENCE August 9, 2023 RAYMOND JAMES TRANSPORTATION DAY August 10, 2023 MORGAN STANLEY 11TH ANNUAL LAGUNA CONFERENCE September 12–14, 2023 OPPENHEIMER SUSTAINABILITY SUMMIT September 27, 2023 Joby AviationQ2 2023 Shareholder Letter August 2, 2023 12

Forward-Looking Statements THIS DOCUMENT CONTAINS “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the development and performance of our aircraft, including recharging capabilities, the growth of our manufacturing capabilities, our regulatory outlook, progress and timing, including our expectation to start commercial passenger service in 2025, the expected timing of type certification and our plan to deliver our first aircraft to Edwards Air Force Base as part of our contract with the U.S. Air Force in early 2024; our business plan, objectives, goals and market opportunity in the U.S. and foreign markets; initial target markets; plans for, and potential benefits of, our strate- gic partnerships; and our current expectations relating to our business, financial condition, results of operations, prospects, capital needs and growth of our operations, including the expected benefits of our vertically-integrated business model. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “will”, “should”, “can have”, “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward looking statements are subject to risks and un- certainties that may cause actual results to differ materially, including: our ability to launch our aerial ridesharing service and the growth of the urban air mobility market generally; our ability to produce aircraft that meet our performance expectations in the volumes and on the timelines that we project, and our ability to launch our service; the competitive environment in which we operate; our future capital needs; our ability to adequately pro- tect and enforce our intellectual property rights; our ability to ef- fectively respond to evolving regulations and standards relating to our aircraft; our reliance on third-party suppliers and service partners; uncertainties related to our estimates of the size of the market for our service and future revenue opportunities; and other important factors discussed in the section titled “Risk Fac- tors” in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2023, and in future filings and other reports we file with or furnish to the SEC. Any such forward-looking statements represent manage- ment’s estimates and beliefs as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. CONTACT DETAILS Investors: investors@jobyaviation.com Media: press@jobyaviation.com Joby AviationQ2 2023 Shareholder Letter August 2, 2023 13